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                                                              Exhibit 10(cxxiii)



              SIXTH AMENDMENT, APPOINTMENT AND ACCEPTANCE AGREEMENT

         This SIXTH AMENDMENT, APPOINTMENT AND ACCEPTANCE AGREEMENT (this "Agreement") is dated as of December 8, 1998, among HAMILTON BEACH/ PROCTOR-SILEX, INC., a Delaware corporation (the "Company"), PROCTOR-SILEX CANADA, INC., a corporation organized under the laws of the Province of Ontario, Canada ("PSC") and PROCTOR-SILEX S.A. DE C.V., a corporation organized under the laws of Mexico ("PSM"); and together with the Company and PSC, collectively, the "Obligors"); THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank National Association) (the "Existing U.S. Agent"), KEYBANK NATIONAL ASSOCIATION (the "Successor U.S. Agent"), THE CHASE MANHATTAN BANK OF CANADA (the "Existing Canadian Agent"), THE BANK OF NOVA SCOTIA (the "Successor Canadian Agent"), and each of the Banks, as hereinafter defined, a party to the Credit Agreement, as hereinafter defined.

         The Obligors, each of the financial institutions a party to the Credit Agreement (collectively, "Banks," and individually, "Bank"), the Existing U.S. Agent, and the Existing Canadian Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1990 and as amended and restated as of April 18, 1995 (as amended by Amendment No. 1 dated as of March 29, 1996, Amendment No. 2 dated as of October 4, 1996, Amendment
No. 3 dated as of April 14, 1997, Amendment No. 4 dated as of April 22, 1998 and Amendment No. 5 dated as of June 10, 1998, and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         The Existing U.S. Agent desires to resign as "U.S. Agent" under the Credit Agreement. Each of the Banks desire to appoint the Successor U.S. Agent as the successor "U.S. Agent" and the Successor U.S. Agent desires to accept such appointment.

         The Existing Canadian Agent desires to resign as "Canadian Agent" under the Credit Agreement. Each of the Banks desire to appoint the Successor Canadian Agent as the successor "Canadian Agent" and the Successor Canadian Agent desires to accept such appointment.

         In connection with the above, the Obligors, the Existing U.S. Agent, the Successor U.S. Agent, the Existing Canadian Agent, the Successor Canadian Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and for other valuable considerations, the Obligors, the Existing U.S. Agent, the Successor U.S. Agent, the Existing Canadian Agent, the Successor Canadian Agent and the Banks hereby agree as follows:
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1. APPOINTMENT AND ACCEPTANCE.

   (a) Pursuant to Section 11.08 of the Credit Agreement, effective as of the U.S. Agent Appointment Effective Date (as hereinafter defined), each of the Banks hereby appoints the Successor U.S. Agent as "U.S. Agent" under the Credit Agreement, and on and after the U.S. Agent Appointment Effective Date, the Successor U.S. Agent shall be deemed to be "U.S. Agent" and an "Agent" for the purposes of the Credit Agreement and each of the Security Documents, each of the Majority Interest Documents, each of the Minority Interest Documents, each of the Holdings Documents and any other Document to which U.S. Agent is a party. Effective as of the U.S. Agent Appointment Effective Date, the Successor U.S. Agent hereby accepts the foregoing appointment as "U.S. Agent" and shall serve in such capacity in accordance with the terms and conditions of the Credit Agreement.

   (b) Pursuant to Section 11.08 of the Credit Agreement, effective as of the Canadian Agent Appointment Effective Date (as hereinafter defined), each of the Banks hereby appoints the Successor Canadian Agent as "Canadian Agent" under the Credit Agreement, and on and after the Canadian Agent Appointment Effective Date, the Successor Canadian Agent shall be deemed to be "Canadian Agent" and an "Agent" for the purposes of the Credit Agreement and each of the Security Documents, each of the Majority Interest Documents, each of the Minority Interest Documents, each of the Holdings Documents and any other Document to which Canadian Agent is a party. Effective as of the Canadian Agent Appointment Effective Date, the Successor Canadian Agent hereby accepts the foregoing appointment as "Canadian Agent" and shall serve in such capacity in accordance with the terms and conditions of the Credit Agreement.

2. APPOINTMENT EFFECTIVE DATE.

   (a) The U.S. Agent Appointment Effective Date (the "U.S. Agent Appointment Effective Date") shall be December 8, 1998 and the following conditions precedent shall be satisfied on or prior to such date:

       (i) receipt by the Successor U.S. Agent, the Successor Canadian Agent, each Bank, the Issuing Bank and the Obligors of a Notice of Resignation, such notice to be in the form of ANNEX 1 hereto, properly executed by the Existing U.S. Agent;

       (ii) receipt by the Successor U.S. Agent from the Existing U.S. Agent of the original (or if not available, a copy) of each Document (including, without limitation, each certificate representing Pledged Shares (as defined in any of the Pledge Agreements)); and

       (iii) receipt by the Successor U.S. Agent of any other information or documentation reasonably necessary or requested by it to complete the appointment contemplated by this Agreement.
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   (b) The Canadian Agent Appointment Effective Date (the "Canadian Agent
Appointment Effective Date") shall be December 8, 1998 and the following conditions precedent shall be satisfied on or prior to such date:

       (i) receipt by the Successor Canadian Agent, the Successor U.S. Agent, each Bank, the Issuing Bank and the Obligors of a Notice of Resignation, such notice to be in the form of the ANNEX 2 hereto, properly executed by the Existing Canadian Agent;

       (ii) receipt by the Successor Canadian Agent from the Existing Canadian Agent of the original (or if not available, a copy) of each Document; and

       (iii) receipt by the Successor Canadian Agent of any other information or documentation reasonably necessary or requested by it to complete the appointment contemplated by this Agreement.

3. NOTICES.

   (a) On and after the U.S. Agent Appointment Effective Date, all notices, requests, demands and other communications provided for under the Credit Agreement or any other Document to be made or given to the U.S. Agent shall be given or made to the Successor U.S. Agent, as U.S. Agent, at the address for notices specified on the signature pages to this Agreement. The Existing U.S. Agent agrees that in the event that the Existing U.S. Agent receives any notice, communication or other delivery on or after the U.S. Agent Appointment Effective Date that is intended for delivery to "U.S. Agent", the Existing U.S. Agent shall immediately deliver such notice, communication or delivery to the Successor U.S. Agent at the address for notices of the Successor U.S. Agent set forth on the signature pages to this Agreement. Anything in this Agreement, the Credit Agreement or any other Document to the contrary not withstanding, the Successor U.S. Agent shall not be deemed to have received any notice, communication or other delivery until or unless such notice, communication or other delivery is given or delivered at the address for notices specified on the signature pages to this Agreement, in the manner specified in the Credit Agreement.

   (b) On and after the Canadian Agent Appointment Effective Date, all notices, requests, demands and other communications provided for under the Credit Agreement or any other Document to be made or given to the Canadian Agent shall be given or made to the Successor Canadian Agent, as Canadian Agent, at the address for notices specified on the signature pages to this Agreement. The Existing Canadian Agent agrees that in the event that the Existing Canadian Agent receives any notice, communication or other delivery on or after the Canadian Agent Appointment Effective Date that is intended for



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delivery to "Canadian Agent," the Existing Canadian Agent shall immediately deliver such notice, communication or delivery to the Successor Canadian Agent at the address for notices of the Successor Canadian Agent set forth on the signature pages to this Agreement. Anything in this Agreement, the Credit Agreement or any other Document to the contrary not withstanding, the Successor Canadian Agent shall not be deemed to have received any notice, communication or other delivery until or unless such notice, communication or other delivery is given or delivered at the address for notices specified on the signature pages to this Agreement, in the manner specified in the Credit Agreement.

4. AMENDMENTS.

   A. Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of "Business Day", "Canadian Discount Rate", "Canadian Dollar Spot Rate", "Canadian Office", "Chase", "Chase Canada", "London Branch", "Principal Office", "Reference Banks" and "U.S. Dollar Spot Rate" in their entirety and to substitute in place thereof the following:

       "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in Cleveland, Ohio and, with respect to Canadian Dollar Loans, Toronto, Ontario, Canada and, with respect to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion or Continuation of or into, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan, or a notice by the Company with respect to any of the foregoing, which is also a day on which dealings in U.S. Dollar deposits are carried out in the London interbank eurodollar market and, with respect to determinations of the Canadian Dollar Spot Rate and the U.S. Dollar Spot Rate, which is also a day on which dealings in foreign currency are carried out in the London foreign exchange market.

       "CANADIAN DISCOUNT RATE" shall mean, with respect to Canadian Discount Rate Loans, the discount rate (expressed as a percentage calculated on the basis of a year of 365 days) quoted by the Toronto office of the Canadian Reference Bank at 10:00 a.m. (Toronto time) on the Canadian Discount Borrowing Date as the discount rate the Canadian Reference Bank would, in the normal course of its business, purchase on such date Bankers Acceptances having a term comparable to the Interest Period for such Canadian Discount Rate Loan and having an aggregate face amount equal to CAN$1,000,000.

       "CANADIAN DOLLAR SPOT RATE" shall mean, on any day, the rate of exchange for the purchase by the U.S. Agent of Canadian Dollars with U.S. Dollars in the



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   commercial bank foreign exchange market in London for delivery two Business
   Days after such day, quoted by the U.S. Agent at approximately 11:00 a.m.
   New York time on such day (or the next preceding Business Day, if such day is not a Business Day).

       "CANADIAN OFFICE" shall mean the principal Toronto office of the Canadian Agent, as set forth on the signature page hereto or such other document delivered from time to time by the Canadian Agent to Obligors.

       "CHASE" shall mean the U.S. Agent, including its successors in such capacity.

       "CHASE CANADA" shall mean the Canadian Agent, including its successors in such capacity.

       "LONDON BRANCH" - Intentionally Deleted

       "PRINCIPAL OFFICE" shall mean the principal office of the U.S. Agent, as set forth on the signature page hereto or such other document delivered from time to time by the U.S. Agent to Obligors.

       "REFERENCE BANKS" shall mean the U.S. Agent, the Canadian Agent, and The First National Bank of Chicago (or their Applicable Lending Offices, as the case may be).

       "U.S. DOLLAR SPOT RATE" shall mean, on any day, the rate of exchange for the purchase by the U.S. Agent with a currency other than U.S. Dollars of U.S. Dollars in the commercial bank foreign exchange market in London for delivery two Business Days after such day, quoted by the U.S. Agent at approximately 11:00 a.m. New York time on such day (or the next preceding Business Day, if such day is not a Business Day).

   B. Section 2.01 (II) of the Credit Agreement is hereby amended to delete subpart (c) thereof in its entirety and to insert in place thereof the following:

   (c) LETTER OF CREDIT PAYMENTS. Each Bank shall pay to the U.S. Agent for the account of the Issuing Bank at an account maintained by the U.S. Agent for such purpose at the Principal Office in U.S. Dollars and in immediately available funds, the amount of such Bank's Letter of Credit Percentage of any Reimbursement obligation upon notice by the Issuing Bank (through the U.S. Agent) to such Bank requesting such payment and specifying such amount. Each Bank's obligation to make such payments to the U.S. Agent for the account of the Issuing Bank under this Section
       2.01 (II) (c),



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       and the U.S. Agent's right to receive the same for the account of the
       Issuing Bank, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limiting the effect of the foregoing, the failure of any other Bank to make its payment under this Section 2.01 (II) (c). Each such payment to the U.S. Agent for the account of the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever.

   C. Section 2.01 (III) of the Credit Agreement is hereby amended to delete subpart (f) thereof in its entirety and to insert in place thereof the following:

       (f) Any Bank whose offer to make any Money Market Loan has been accepted in accordance with the terms and conditions of this Section 2.01(III) shall, not later than noon New York time on the date specified for the making of such Loan, make the amount of such Loan available to the U.S. Agent at an account maintained by the U.S. Agent for such purpose at the Principal Office in immediately available funds, for account of the Company. The amount so received by the U.S. Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company as designated by the Company.

   D. Section 2.02 of the Credit Agreement is hereby amended to delete subsections (a) and (b) thereof in their entirety and to insert in place thereof the following:

       (a) BORROWINGS OF SERIES A R/C LOANS. The Company shall give the U.S. Agent (which shall promptly notify the Banks) notice of each borrowing of Series A R/C Loans hereunder as provided in Section 4.05 hereof. Not later than noon New York time on the date specified for each borrowing of Series A R/C Loans hereunder, each U.S. Dollar Bank shall make available to the U.S. Agent the amount of the Loan to be made by it on such date, at an account maintained by the U.S. Agent for such purpose at the Principal Office, in immediately available funds, for the account of the Company. The amount so received by the U.S. Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with the U.S. Agent at the Principal Office designated by the Company (or in such other manner as may be specified by the Company and is reasonably acceptable to the U.S. Agent).



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       (b) BORROWINGS OF CANADIAN DOLLAR LOANS. PSC shall give the Canadian
       Agent (which shall promptly notify each U.S. Dollar Bank that has an Affiliate that is a Canadian Dollar Bank) notice of each borrowing of Series B R/C Loans hereunder as provided in Section 4.05 hereof. Not later than 11:00 a.m. Toronto time on the date specified for each borrowing of Series B R/C Loans hereunder, each such U.S. Dollar Bank shall make (unless its affiliated Canadian Dollar Bank shall have made) available to the Canadian Agent the amount of the Series B R/C Loan to be made by it on such date, at the office of Canadian Agent for credit to the account of PSC. The amount so received by the Canadian Agent shall, subject to the terms and conditions of this Agreement, be made available to PSC by depositing the same, in immediately available funds, in an account of PSC maintained with the Canadian Agent at the Canadian Office designated by PSC (or in such other manner as may be specified by PSC and is reasonably acceptable to the Canadian Agent).

   E. Section 4.01 of the Credit Agreement is hereby amended to delete subsection (a) thereof in its entirety and to insert in place thereof the following:

       (a) Except with respect to Canadian Dollar Loans, amounts payable to Canadian Banks pursuant to Section 5 hereof and to the extent otherwise expressly provided herein, all payments of principal, interest and other amounts to be made by any Obligor under this Agreement and the Notes (other than the Series B R/C Notes) (and all payments by any other Obligor in respect of such principal, interest or other amounts) shall be made in U.S. Dollars, in immediately available funds, to the U.S. Agent at an account maintained by the U.S. Agent for such purpose at the Principal Office, not later than noon New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All payments of principal, interest and other amounts to be made by PSC under this Agreement (including, without limitation, amounts payable to Canadian Banks pursuant to Section 5 hereof and amounts payable under the Series B R/C Notes (and all payments by any other Obligor in respect of such principal, interest or other amounts)) shall, except as otherwise expressly provided herein, be made in Canadian Dollars, in immediately available funds, to Canadian Agent for credit to an account of the Canadian Agent maintained for such purpose not later than 11:00 a.m. Toronto time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).



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   F.  The Credit Agreement is hereby amended to delete Section 12.03 in its entirety and to insert in place thereof the following:

       12.03 EXPENSES; ETC. The Company agrees (a) to pay or reimburse each Agent on demand for the out-of-pocket costs and expenses of such Agent (including, without limitation, the reasonable fees and expenses of U.S. counsel to the Banks and Canadian counsel to the Banks) in connection with
   (A) the negotiation, preparation, execution and delivery of this Agreement, the Security Documents, Documents, the Majority Interest Documents, the Minority Interest Documents, the Letter of Credit Documents and the Notes related agreements, instruments or documents, the making of the Loans hereunder and the issuance of Letters of Credit hereunder and (B) any amendment, modification or waiver of any of the terms of this Agreement, any Security Document, any Holdings Document, any Majority Interest Document, any Minority Interest Document, any Letter of Credit Document, any of the Notes or such other agreements, instruments or documents and (b) to pay or reimburse each Agent and each Bank on demand for (i) all reasonable costs and expenses of such Agent and such Bank (including reasonable counsels' fees and expenses) in connection with the enforcement of this Agreement, any Security Document, any Holdings Document, any Majority Interest Document, any Minority Interest Document, any Letter of Credit Document or any of the Notes and (ii) all transfer, stamp, documentary, recording or other similar taxes, assessments, fees or charges levied by any governmental or revenue authority in respect of this Agreement, any Security Document, any Holdings Document, any Majority Interest Document, any Minority Interest Document, any Letter of Credit Document, any of the Notes or any other document referred to herein. The Company hereby indemnifies each Agent, the Issuing Bank and each Bank and their respective directors, officers, employees, agents and affiliates from, and agrees to hold each of them harmless against, any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and reasonable expenses that arise out of or in any way relate to or result from the making of Loans or issuance of Letters of Credit hereunder, or the other transactions contemplated hereby or thereby or by any other Document, including, without limitation, any investigation or litigation or other proceedings (whether or not such indemnified person is a party to any action or proceeding out of which any of the foregoing arise), other than any of the foregoing to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified. Neither Agent nor any Bank shall be responsible or liable to any Obligor or any other Person for any consequential damages which may be alleged as a result of this Agreement, any Security Document, any Holdings Document, any Majority Interest Document, any Minority Interest Document or any Letter of Credit Document.



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   G.  The Credit Agreement is hereby amended to delete Section 12.11 in its entirety and to insert in place thereof the following:

       12.11 JURISDICTION AND SERVICE OF PROCESS. Any suit, action or proceeding against any Obligor with respect to this Agreement, any Loan, any Note, any Letter of Credit, any Letter of Credit Document or any Security Document or on any judgment entered by any court in respect of any thereof may be brought in any Ohio state or federal court sitting in Cleveland, Ohio, or in the courts sitting in Toronto, Ontario, Canada or in the courts sitting in the Federal District of Mexico, or in the courts sitting in any jurisdiction where property covered by any Mortgage may be situated, as the U.S. Agent may elect in its sole discretion and each Obligor hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding (and waives for such purpose any other preferential jurisdiction by reason of its present or future domicile or otherwise). Each of PSC and PSM hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Ohio may be made upon CT Corporation System (the "PROCESS AGENT"), presently located at 1300 East Ninth Street, Cleveland, Ohio 44114, and each of PSC and PSM hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to it shall not impair or affect the validity of such service or of any judgment based thereon. Each Obligor hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by either Agent by registered or certified mail, postage prepaid, to such Obligor. Nothing herein shall in any way be deemed to limit the ability of either Agent to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Obligor in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any Ohio state or federal court sitting in Cleveland, Ohio, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

   H. The Credit Agreement is hereby amended to delete Section 12.13 in its entirety and to insert in place thereof the following:



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       12.13 JUDGMENT CURRENCY. This is an international loan transaction in which (a) in the case of U.S. Dollar Loans and Letter of Credit Obligations, the specification of U.S. Dollars and payment at the Principal Office is of the essence, and, with respect to such U.S. Dollar Loans and Letter of Credit Obligations, U.S. Dollars shall be the currency of account in all events and
   (b) in the case of Canadian Dollar Loans, the specification of Canadian Dollars and payment at the Canadian Office is of the essence, and with respect to such Canadian Dollar Loans, Canadian Dollars shall be the currency of account in all events. The payment obligations of the Obligors with respect to any Loans or Letter of Credit Obligations under this Agreement or amounts payable under the Security Documents and the Notes shall not be discharged by an amount paid in a currency other than U.S. Dollars, in the case of U.S. Dollar obligations, or Canadian Dollars, in the case of Canadian Dollar obligations (each such currency with respect to each such obligation, the "REQUIRED CURRENCY"), or at a place other than the Principal Office in the case of U.S. Dollar obligations or the Canadian Office in the case of Canadian Dollar obligations (each such place with respect to each obligation, the "REQUIRED PLACE"), whether pursuant to such judgment or otherwise to the extent that the amount so paid on conversion to the Required Currency and transfer to the Required Place under normal banking procedures does not yield the amount of the Required Currency in the Required Place due hereunder.

   5. REPLACEMENT OF NOTES. The Credit Agreement is hereby amended by deleting Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 in their entirety and by substituting in place thereof Exhibit A-1, Exhibit A-2, Exhibit A-3 and
Exhibit A-4 in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 attached hereto; provided, however, that the replacement of the foregoing Exhibits shall not affect in any way whatsoever the validity or enforceability of any Note issued and outstanding on or prior to the date of this Agreement.

   6. FURTHER ASSURANCES. Each Obligor agrees that, after the date of this Agreement, each Obligor shall provide such other items and satisfy such other conditions as may be reasonably required by Successor U.S. Agent, Successor Canadian Agent or any of the Banks in connection with the appointment of Successor U.S. Agent and Successor Canadian Agent and the other modifications contemplated under this Agreement, including, but not limited to, executing such amendments to any of the Security Documents or other Documents as Agents may deem necessary, and executing such UCC financing statements (or other lien registration statements). Each Obligor shall pay all filing and recording fees and taxes in connection with any of the foregoing.



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   7. EXPENSES. Concurrently with the execution of this Agreement, Existing U.S.
Agent shall pay all legal fees and expenses of the Successor U.S. Agent in connection with this Agreement, the appointment of the Successor U.S. Agent, the transfer to the Successor U.S. Agent of any interests in the collateral that secures the indebtedness incurred pursuant to the Credit Agreement, or otherwise in connection with the transactions contemplated in this Agreement, and Existing Canadian Agent shall pay all legal fees and expenses of the Successor Canadian Agent in connection with this Agreement, the appointment of the Successor Canadian Agent, the transfer to the Successor Canadian Agent of any interests in the collateral that secures the indebtedness incurred pursuant to the Credit Agreement, or otherwise in connection with the transactions contemplated in this Agreement.

   8. REPRESENTATIONS. Each Obligor hereby represents and warrants to Agents and the Banks that (a) it has the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to execute and deliver the same and bind such Obligor with respect to the provisions hereof; (c) the execution and delivery hereof by such Obligor and the performance and observance by such Obligor of the provisions hereof do not violate or conflict with the organizational agreements of such Obligor or any law applicable to such Obligor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Obligor; (d) no Default or Event of Default exists under the Credit Agreement or any Document, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Obligor is aware of any claim or offset against, or defense or counterclaim to, any of such Obligor's obligations or liabilities under the Credit Agreement or any Document; and (f) each of this Agreement and the Credit Agreement, as amended hereby, constitutes a valid and binding obligation of each Obligor in every respect, enforceable in accordance with its terms.

   9. REFERENCE. Each reference that is made in the Credit Agreement or any Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement is a Document, as defined in the Credit Agreement.

   10. RELEASE. Each Obligor, by signing below, hereby waives and releases each Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any such Obligor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.



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   11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

   12. INDEMNIFICATION.

       (a) The Existing U.S. Agent hereby agrees to indemnify the Successor U.S. Agent (to the extent not reimbursed under Sections 11.05 or 12.03 of the Credit Agreement, but without limiting the obligations of the Banks or the Company under said sections 11.05 and 12.03, respectively), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Successor U.S. Agent in any way relating to or arising out of the Credit Agreement or any of the other Documents or the transactions contemplated hereby or the enforcement of any of the terms hereof or of any of such other Documents that arises or relates to acting as U.S. Agent prior to the U.S. Agent Appointment Effective Date. The Successor U.S. Agent hereby agrees to indemnify the Existing U.S. Agent (to the extent not reimbursed under Sections 11.05 or 12.03 of the Credit Agreement, but without limiting the obligations of the Banks or the Company under said sections 11.05 and 12.03, respectively), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Existing U.S. Agent in any way relating to or arising out of the Credit Agreement or any of the other Documents or the transactions contemplated hereby or the enforcement of any of the terms hereof or of any of such other Documents that arises or relates to acting as U.S. Agent on or after the U.S. Agent Appointment Effective Date.

       (b) The Existing Canadian Agent hereby agrees to indemnify the Successor Canadian Agent (to the extent not reimbursed under Sections 11.05 or 12.03 of the Credit Agreement, but without limiting the obligations of the Banks or the Company under said sections 11.05 and 12.03, respectively), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Successor Canadian Agent in any way relating to or arising out of the Credit Agreement or any of the other Documents or the transactions contemplated hereby or the enforcement of any of the terms hereof or of any of such other Documents that arises or relates to acting as Canadian Agent prior to the Canadian Agent Appointment Effective Date. The

   Successor Canadian Agent hereby agrees to indemnify the Existing Canadian Agent (to the extent not reimbursed under Sections 11.05 or 12.03 of the Credit Agreement, but without limiting the obligations of the Banks or the Company under said sections 11.05 and 12.03, respectively), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Existing Canadian Agent in any way relating to or arising out of the Credit Agreement or any of the other Documents or the transactions contemplated hereby or the enforcement of any of the terms hereof or of any of such other Documents that arises or relates to acting as Canadian Agent on or after the Canadian Agent Appointment Effective Date.

   13. ENTIRE AGREEMENT. This Agreement embody the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings among the parties hereto relating to the subject matter hereof.

                  [Remainder of page intentionally left blank.]

   14. JURY TRIAL WAIVER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR, EACH AGENT, THE ISSUING BANK AND EACH BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT TO WHICH IT IS A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                              OBLIGORS:

                              HAMILTON BEACH/PROCTOR-SILEX, INC.

                              By: /s/ James H. Taylor
                                  ----------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              PROCTOR-SILEX CANADA INC.

                              By: /s/ James H. Taylor
                                  ----------------------------------------------
                              Title: Treasurer
                                     -------------------------------------------


                              PROCTOR-SILEX S.A. de C.V.

                              By: /s/ James H. Taylor
                                  ----------------------------------------------
                              Title: Sole Administrator
                                     -------------------------------------------


                              BANKS:

                              THE CHASE MANHATTAN BANK,
                              as a Bank and as the Existing U.S. Agent

                              By: /s/ Jon R. Hinard
                                  ----------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              THE CHASE MANHATTAN BANK OF CANADA,
                              as a Bank and as the Existing Canadian Agent

                              By: /s/ Christine Chan, Vice President
                                  ----------------------------------------------

                              By: /s/ Ed Sustar, Vice President
                                  ----------------------------------------------

Address: Key Center                        KEYBANK NATIONAL ASSOCIATION,
         127 Public Square                 as a Bank and as the Successor
         Cleveland, Ohio 44114-1306        U.S. Agent
         Attn: Large Corporate Lending
         Phone: (216) 689-3549             By: /s/ Marianne T. Meil
         Fax: (216) 689-4981                   ---------------------------------
                                           Title: Vice President
                                                  ------------------------------


Address: 40 King Street                    THE BANK OF NOVA SCOTIA,
         8th Floor                         as a Bank and as the Successor
         Toronto, Ontario M5H1H1           Canadian Agent
         Phone: (416) 866-6828
         Fax: (416) 866-7767               By: /s/ Judy McKay
                                               ---------------------------------
                                           Title: Relationship Manager
                                                  ------------------------------


                                           FIRST CHICAGO NBD BANK

                                           By: /s/ William J. McCaffrey
                                               ---------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           ISTITUTO BANCARIO SAN PAOLO DI
                                           TORINO - INSTITUTO MOBILIARE
                                           ITALIANO SPA

                                           By: /s/ Luca Sacchi
                                               ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           and /s/ Carlo Persico
                                               ---------------------------------
                                           Title: DGM
                                                  ------------------------------


                                           CREDIT AGRICOLE INDOSUEZ

                                           By: /s/ David Bouhl
                                               ---------------------------------
                                           Title: F.V.P.
                                                  ------------------------------

                                           and /s/ Dennis Toolan
                                               ---------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

                                           CRESTAR BANK

                                           By: /s/ Christopher B. Werner
                                               ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                     ANNEX 1

                              NOTICE OF RESIGNATION

       The undersigned is the U. S. Agent under that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1990 and as amended and restated as of April 18, 1995 (as amended by Amendment No. 1 dated as of March 29, 1996, Amendment No. 2 dated as of October 4, 1996, Amendment No. 3 dated as of April 14, 1997, Amendment No. 4 dated as of April 22, 1998, Amendment No. 5 dated as of June 10, 1998, and Amendment No. 6 dated as of December 8, 1998 (as the same may from time to time be further amended, restated or otherwise modified) among HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation, PROCTOR-SILEX CANADA, INC., a corporation organized under the laws of the Province of Ontario, Canada and PROCTOR-SILEX S.A. DE C.V., a corporation organized under the laws of Mexico; THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank National Association) (the "U.S. Agent"), KEYBANK NATIONAL ASSOCIATION (the "Successor U.S. Agent"), THE CHASE MANHATTAN BANK OF CANADA, THE BANK OF NOVA SCOTIA, and each of the financial institutions a party thereto (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement. In accordance with the terms and conditions of the Credit Agreement, the undersigned hereby resigns as the U.S. Agent under the Credit Agreement, hereby gives notice of such resignation as required by the Credit Agreement, and hereby agrees to be bound by the terms of the Credit Agreement applicable to Agents after resignation. The undersigned hereby agrees to execute and deliver all such documents and do all other things necessary or desirable to effect the appointment of the Successor U.S. Agent with all rights, title and interest in connection with the Credit Agreement as currently held by the undersigned as the U.S. Agent.

       IN WITNESS WHEREOF, the undersigned has caused this Notice of Resignation to be duly executed on its behalf by its duly authorized officer as of December 8, 1998.

                                       THE CHASE MANHATTAN BANK,
                                       as the U.S. Agent


                                       By: /s/ Jon R. Hinard
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                     ANNEX 2

                              NOTICE OF RESIGNATION

       The undersigned is the Canadian Agent under that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1990 and as amended and restated as of April 18, 1995 (as amended by Amendment No. 1 dated as of March 29, 1996, Amendment No. 2 dated as of October 4, 1996, Amendment No. 3 dated as of April 14, 1997, Amendment No. 4 dated as of April 22, 1998, Amendment No. 5 dated as of June 10, 1998, and Amendment No. 6 dated as of December 8, 1998 (as the same may from time to time be further amended, restated or otherwise modified) among HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation, PROCTOR-SILEX CANADA, INC., a corporation organized under the laws of the Province of Ontario, Canada and PROCTOR-SILEX S.A. DE C.V., a corporation organized under the laws of Mexico; THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank National Association), KEYBANK NATIONAL ASSOCIATION, THE CHASE MANHATTAN BANK OF CANADA (the "Canadian Agent"), THE BANK OF NOVA SCOTIA (the "Successor Canadian Agent"), and each of the financial institutions a party thereto (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement. In accordance with the terms and conditions of the Credit Agreement, the undersigned hereby resigns as the Canadian Agent under the Credit Agreement, hereby gives notice of such resignation as required by the Credit Agreement, and hereby agrees to be bound by the terms of the Credit Agreement applicable to Agents after resignation. The undersigned hereby agrees to execute and deliver all such documents and do all other things necessary or desirable to effect the appointment of the Successor Canadian Agent with all rights, title and interest in connection with the Credit Agreement as currently held by the undersigned as the Canadian Agent.

       IN WITNESS WHEREOF, the undersigned has caused this Notice of Resignation to be duly executed on its behalf by its duly authorized officer as of December 8, 1998.

                                       THE CHASE MANHATTAN BANK OF CANADA,
                                       as the Canadian Agent


                                       By: /s/ Christine Chan
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                   EXHIBIT A-1

                            FORM OF MONEY MARKET NOTE

                     AMENDED AND RESTATED MONEY MARKET NOTE



                                                            As of April 18, 1995
                                                              New York, New York

       FOR VALUE RECEIVED, HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________ (the "Bank"), for the account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of KeyBank National Association at 127 Public Square, Cleveland, Ohio 44114-1306, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided by the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

       The date, amount, type, interest rate and maturity date of each Money Market Loan made by the Bank to the Company and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that any failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Money Market Loans made by the Bank.

       This Note is one of the Money Market Notes referred to in the Second Amended and Restated Credit Agreement, dated as of October 11, 1990, and as amended and restated as of April 18, 1995, as amended and as the same may from time to time be further amended, restated or otherwise modified (the "Credit Agreement"), among the Company, the other Obligors named therein, the banks and other financial institutions named therein (including the Bank), KeyBank National Association, as U.S. Agent, and The Bank of Nova Scotia, as Canadian Agent, evidences Money Market Loans made by the Bank thereunder. This Note amends and restates the Money Market Note issued pursuant to the Second Amended and Restated Credit Agreement and does not constitute a novation of such Note or the Money Market Loans evidenced thereby. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

       The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Money Market Loans upon the terms and conditions specified therein.

       Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

       WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, EACH OBLIGOR, EACH AGENT AND BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT TO WHICH IT IS A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                       HAMILTON BEACH/PROCTOR-SILEX, INC.


                                       By:______________________________________

                                       Title:___________________________________

                                SCHEDULE OF LOANS

       This Note evidences Loans made under the Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

       Principal
Date    Amount     Type              Maturity   Amount     Unpaid
 of       of        of    Interest   Date of    Paid or   Principal   Notation
Loan     Loan      Loan     Rate       Loan     Prepaid     Amount    Made By
----     ----      ----     ----       ----     -------     ------    -------






                                   EXHIBIT A-2

                            FORM OF SERIES A R/C NOTE

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


U.S. $__________________


                                                          As of October 11, 1990
                                                              New York, New York

       FOR VALUE RECEIVED, HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________ (the "Bank"), for the account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of KeyBank National Association at 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of ___________________ U.S. Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Series A R/C Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the Revolving Credit Termination Date, and to pay interest on the unpaid principal amount of each such Series A R/C Loan, at such office, in like money and funds, for the period commencing on the date of such Series A R/C Loan until such Series A R/C Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

       The amount and type of, the rate of interest on, and the duration of each Interest Period for, each Series A R/C Loan made by the Bank to the Company under the Credit Agreement, the date such Series A R/C Loan is made or Converted from a Loan of another type, and the amount of each payment or prepayment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that any failure by such Bank to make any such endorsement (or any error in any such endorsement) shall not affect the obligations of the Company hereunder.

       This Note is one of the Series A R/C Notes referred to in the Second Amended and Restated Credit Agreement, dated as of October 11, 1990, and as amended and restated as of April 18, 1995, as amended and as the same may from time to time be further amended, restated or otherwise modified (the "Credit Agreement"), among the Company, the other Obligors named therein, the banks and other financial institutions named therein (including the Bank), KeyBank National Association, as U.S. Agent, and The Bank of Nova Scotia, as Canadian Agent, evidences Series A R/C Loans made by the Bank thereunder and is entitled to the benefits of certain security as further described therein. This Note amends and restates the Series A R/C Note issued pursuant to the Second Amended and Restated Credit Agreement and does not constitute a novation of such Note or the Series A R/C Loans evidenced thereby. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

       The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Series A R/C Loans upon the terms and conditions specified therein.

       The Company hereby waives presentment, demand, protest or other formalities of any kind with respect to this Note.

       Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

       WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, EACH OBLIGOR, EACH AGENT AND BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT TO WHICH IT IS A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                       HAMILTON BEACH/PROCTOR-SILEX, INC.


                                       By:______________________________________

                                       Title:___________________________________

                                SCHEDULE OF LOANS

  Date      Principal
  Loan        Amount    Type              Amount     Unpaid
 Made or        of       of    Interest   Paid or   Principal   Notation
Converted      Loan     Loan    Period    Prepaid    Amount     Made By
---------      ----     ----    ------    -------    ------     -------






                                   EXHIBIT A-3

                            FORM OF SERIES B R/C NOTE

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


CAN $__________________


                                                          As of October 11, 1990
                                                              New York, New York

       FOR VALUE RECEIVED, PROCTOR-SILEX CANADA, INC., a corporation incorporated under the laws of the Province of Ontario, Canada ("PSC"), hereby promises to pay to _______________________ (the "Bank"), for the account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of The Bank of Nova Scotia, 44 King Street, Toronto, Ontario M5H1H1, the principal sum of ___________________ Canadian Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Series B R/C Loans made by the Bank to PSC under the Credit Agreement), in lawful money of Canada and in immediately available funds, on the Revolving Credit Termination Date, and to pay interest on the unpaid principal amount of each such Series B R/C Loan, at such office, in like money and funds, for the period commencing on the date of such Series B R/C Loan until such Series B R/C Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

       The amount of each Series B R/C Loan made by the Bank to PSC under the Credit Agreement, the date such Series B R/C Loan is made and the amount of each payment or prepayment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that any failure by such Bank to make any such endorsement (or any error in any such endorsement) shall not affect the obligations of the Company hereunder.

       This Note is one of the Series B R/C Notes referred to in the Second Amended and Restated Credit Agreement, dated as of October 11, 1990, and as amended and restated as of April 18, 1995, as amended and as the same may from time to time be further amended, restated or otherwise modified (the "Credit Agreement"), among Hamilton Beach/Proctor-Silex, Inc., PSC, the other Obligors named therein, the banks and other financial institutions named therein (including the Bank), KeyBank National Association, as U.S. Agent, and The Bank of Nova Scotia, as Canadian Agent, evidences Series B R/C Loans made by the Bank thereunder and is entitled to the benefits of certain security as further described therein. This Note amends and restates the Series B R/C

Note issued pursuant to the Second Amended and Restated Credit Agreement and does not constitute a novation of such Note or the Series B R/C Loans evidenced thereby. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

       The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Series B R/C Loans upon the terms and conditions specified therein.

       PSC hereby waives presentment, demand, protest or other formalities of any kind with respect to this Note.

       Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

       WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PSC, THE COMPANY, EACH OBLIGOR, EACH AGENT AND BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT TO WHICH IT IS A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                       PROCTOR-SILEX CANADA, INC.


                                       By: _____________________________________

                                       Title____________________________________

                                SCHEDULE OF LOANS

            Principal
Date         Amount          Amount          Unpaid
Loan           of            Paid or        Principal        Notation
Made         Loan            Prepaid         Amount          Made By
----         ----            -------         ------          -------






                                   EXHIBIT A-4

                          FORM OF LETTER OF CREDIT NOTE

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


U.S. $__________________


                                                          As of October 11, 1990
                                                              New York, New York

       FOR VALUE RECEIVED, HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________ (the "Bank"), for the account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of KeyBank National Association at 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of ___________________ U.S. Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Reimbursement Obligations of the Company payable to the Bank under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, ON DEMAND, or, if no demand is made, on the Revolving Credit Termination Date, and to pay interest, ON DEMAND, or, if no demand is made, on the Revolving Credit Termination Date, on the unpaid amount of each such Reimbursement Obligation, at such office, in like money and funds, for the period from and including the date such Reimbursement Obligation arises to but not including the date such Reimbursement Obligation shall be paid in full, at the rates per annum provided in the Credit Agreement.

       The amount of each Reimbursement Obligation of the Company payable to the Bank under the Credit Agreement, the date such Reimbursement Obligation arises, and the amount of each payment or prepayment made on account thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Letter of Credit Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that any failure by such Bank to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company hereunder.

       This Note is the Letter of Credit Note referred to in the Second Amended and Restated Credit Agreement, dated as of October 11, 1990, and as amended and restated as of April 18, 1995, as amended and as the same may from time to time be further amended, restated or otherwise modified (the "Credit Agreement"), among the Company, the other Obligors named therein, the banks and other financial institutions named therein (including the Bank), KeyBank National Association, as U.S. Agent, and The Bank of Nova Scotia, as Canadian Agent, evidences Reimbursement Obligations payable by the

Company to the Bank thereunder and is entitled to the benefits of certain security as further described therein. This Note amends and restates the Letter of Credit Note issued pursuant to the Second Amended and Restated Credit Agreement and does not constitute a novation of such Note or the Letter of Credit Liabilities evidenced thereby. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

       The Company hereby waives presentment, demand, protest or other formalities of any kind with respect to this Note.

       Except as permitted by Section 12.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

       WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, EACH OBLIGOR, EACH AGENT AND BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT TO WHICH IT IS A PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                       HAMILTON BEACH/PROCTOR-SILEX, INC.


                                       By: _____________________________________

                                       Title:___________________________________

                      SCHEDULE OF LETTER OF CREDIT ADVANCES

   Date of           Amount of                     Unpaid
Reimbursement      Reimbursement      Amount      Principal      Notation
 Obligation          Obligation        Paid        Amount        Made By
 ----------          ----------        ----        ------        -------




